SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2003


                            EMERGISOFT HOLDING, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

               33-30743                                  84-1121360
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       (Commission File Number)                (IRS Employer Identification No.)

                                  2225 Avenue J
                             Arlington, Texas 76006
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               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 633-6665

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events

     On February 24, 2003, we entered into a Securities Purchase Agreement with four holders of our securities, including Woodcrest Capital L.L.C. and Westpoint Investors Limited Partnership. Under that agreement:

..    We purchased  from  Woodcrest,  for a total  consideration  of $105,000:  a
     Warrant to Purchase Common Stock that entitled Woodcrest to purchase up to 30,000 shares of our common stock; a Warrant to Purchase Common Stock that entitled Woodcrest to purchase up to 23,118 shares of our common stock; and
     a  Promissory   Note   representing   $150,000  in   principal   amount  of
     indebtedness, plus accrued and unpaid interest, owed to Woodcrest;

..    We purchased  from  Westpoint,  for a total  consideration  of $420,000:  a
     Warrant to Purchase Common Stock that entitled Westpoint to buy 120,000 shares of our common stock; and a Promissory Note representing $600,000 in principal amount of indebtedness, plus accrued and unpaid interest, owed to Westpoint; and

..    We  purchased  from the other two  holders,  for a total  consideration  of
     $216,692.80, 541,732 of our shares of common stock.

     To finance the repurchase of our securities under the Securities Purchase Agreement and to obtain additional working capital, we issued 1,875,005 shares of our common stock to Berlwood Five, Ltd., a current shareholder of ours, for $1,000,000, or a per share purchase price of approximately $0.53. On March 11, 2003 we issued 281,251 shares of our common stock to Berlwood, for $150,000, or a per share purchase price of approximately $0.53. We have the right to repurchase those shares from Berlwood for $2.40 per share for a period of one year from the date of purchase. Following the $1,000,000 and $150,000 investments in our common stock by Berlwood, $2,950,000 remains available to us under a $5,000,000 Berlwood financing commitment made in November of 2002.

     The share issuances to Berlwood increased the total number of our issued and outstanding shares to 18,944,394, and increased Berlwood's percentage ownership interest in our outstanding shares of common stock to 94.06%.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2003             EMERGISOFT HOLDING, INC.
                                  (Registrant)



                                  By:  /s/ Ann Crossman
                                     --------------------------------
                                     Ann Crossman, Treasurer and
                                     Controller




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                                  EXHIBIT INDEX

Exhibit No.                Description
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None.































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